UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

December 5, 2023

Date of Report (date of earliest event reported)

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive, Menlo Park, CA 94025

(Address of Principal Executive Offices) (Zip Code)

(650) 327-3270

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 5, 2023, the Board of Directors (the “Board”) of Corcept Therapeutics Incorporated (the “Company”) approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective as of December 5, 2023.

The amendments effected by the Amended and Restated Bylaws allow the Company to postpone, reschedule or cancel any annual meeting of its stockholders before or after notice of such meeting has been sent to the stockholders.

The amendments further enhance the requirements and mechanics in connection with director nominations and business proposals by stockholders. The amendments require, among other things, the required attendance at the meeting of stockholders of a stockholder who is proposing such business proposal or nominations at such stockholder meeting and that the number of directors a stockholder may nominate for election not exceed the number of directors to be elected at such stockholder meeting.

The amendments also address, pursuant to and in accordance with Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), proxy solicitation and disclosure of information. The amendments require any stockholder providing advance notice of director nominations to comply with Rule 14a-19 of the Exchange Act, including applicable notice and solicitation requirements. The Company shall disregard such nominations if the stockholder fails to timely provide reasonable evidence of its compliance with Rule 14a-19 of the Exchange Act. In addition, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.

The amendments also clarify under what circumstances a duly executed proxy for a meeting of stockholders shall be deemed irrevocable and eliminate the requirement that the Company make a stockholder list available during a meeting of stockholders, consistent with recent amendments to the General Corporation Law of the State of Delaware, and make various other conforming, technical and non-substantive changes.

The foregoing description of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibits No.	Description

3.1	Amended and Restated Bylaws of Corcept Therapeutics Incorporated, effective as of December 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: December 11, 2023	By:	/s/ Atabak Mokari
	Name:	Atabak Mokari
	Title:	Chief Financial Officer